UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

McEwen Mining Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MCEWEN MINING INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 19, 2025
The 2025 annual meeting of the shareholders of McEwen Mining Inc. will be held virtually at: meetnow.global/MYY6V4K on June 19, 2025 at 3:00 p.m. Eastern Time. The meeting will be held for the following purposes:
1.
To elect eleven (11) directors to serve on our Board of Directors until the next annual meeting of shareholders and until their successors are elected and qualified;

2.
To consider and vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers as described in the Compensation Discussion and Analysis, tabular disclosure and accompanying narrative disclosure set forth in our 2025 proxy statement

3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025;

4.
To consider and vote on the amendment to our Second Amended and Restated Articles of Incorporation; and

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on April 28, 2025 as the record date for the determination of the holders of our stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on our books at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment and postponement thereof. The Notice of Annual Meeting of Shareholders and this proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on May 5, 2025.
This year’s annual meeting, like last year, will be a completely virtual meeting of shareholders, and will be conducted solely online. We believe the environmentally friendly virtual meeting format will provide expanded access, improved communication and cost savings for our shareholders. You will be able to attend and participate in the annual meeting online by visiting meetnow.global/MYY6V4K. You will be able to vote your shares electronically and submit your questions prior to and during the meeting by visiting https://www.envisionreports.com/MUX on the meeting date and at the time described in the accompanying proxy statement. You may also vote by telephone by calling 1-800-652-VOTE (8683) and following the directions. You will not be able to attend the annual meeting in person.
In the event of a technical malfunction in connection with the virtual meeting, the chair of the meeting will convene the meeting at 3:00 p.m. Eastern Daylight Time on the date specified above at our corporate offices located at 150 King Street West, Suite 2800, Toronto, Ontario, Canada solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under these circumstances, we will post information regarding the announcement on the investors page of our website at mcewenmining.com.
Your vote is extremely important. We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience, by telephone or Internet, or request a proxy card to complete, sign and return by mail. If you decide to attend the annual meeting online and would prefer to vote electronically during the meeting, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY:

(i)
TELEPHONE, (ii) INTERNET, (iii) REQUESTING A PAPER PROXY CARD TO COMPLETE, SIGN AND RETURN BY MAIL, OR (iv) ATTENDING THE VIRTUAL ANNUAL MEETING AND VOTING ELECTRONICALLY. Please note that all votes cast by telephone must be cast by 3:00 p.m. Eastern Time on the day of the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held Virtually on June 19, 2025 at 3:00 p.m. Eastern Time.
The proxy statement, proxy card and annual report to shareholders on form 10-K for the fiscal year ended December 31, 2024 are available at:
https://www.edocumentview.com/MUX
By Order of the Board of Directors

April 30, 2025	ROBERT R. MCEWEN Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials, which consist of this proxy statement, our Annual Report on Form 10-K and a proxy card, in connection with the solicitation by the Board of Directors (the “Board”) of McEwen Mining Inc. (“we,” “our,” “us,” or the “Company”) of proxies to be voted at our annual meeting of shareholders to be held on Thursday, June 19, 2025 at 3:00 p.m., Eastern Time, virtually at: meetnow.global/MYY6V4K, and any adjournment or postponement thereof. The Notice of Annual Meeting of Shareholders and this proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on May 5, 2025.
What am I being asked to vote on at the annual meeting?
You are being asked to vote upon:
•
Proposal 1:   The election of eleven nominees for directors to hold office until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified;

•
Proposal 2:   The advisory vote on the compensation of our named executive officers as described in this proxy statement (“Say-on-Pay”);

•
Proposal 3:   The ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•
Proposal 4:   The amendment to our Second Amended and Restated Articles of Incorporation; and

•
Any other business that may properly come before the meeting.

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We distribute our proxy materials to shareholders via the Internet under the “Notice and Access” approach permitted by rules of the Securities and Exchange Commission (“SEC”). On May 5, 2025, we mailed a Notice of Internet Availability of Proxy Materials to shareholders, containing instructions on how to access the proxy materials on the Internet, to vote your shares over the Internet or by telephone or to request a paper copy of the proxy materials and proxy card. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, please follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.
What do I need to do to attend this annual meeting?
The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by online webcast. You are entitled to participate in the annual meeting only if you were a shareholder of the company as of the close of business on April 28, 2025, or if you hold a valid proxy for the annual meeting. No physical meeting will be held.
You will be able to attend the annual meeting online and submit your questions during the meeting by visiting meetnow.global/MYY6V4K. You also will be able to vote your shares online by attending the annual meeting by webcast. To participate in the annual meeting, you will need to review the information included in your notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 3:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the annual meeting virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the annual meeting virtually on the Internet. Please follow the instructions in the notice or proxy card that you received. You will need a control number, which is located in the notice and proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet. If you are unable to register for any reason, you may still view the meeting as a guest by visiting the meeting website, but you will not be able to vote or ask questions.
To register to attend the annual meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your McEwen Mining Inc. shareholdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 16, 2025.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the e-mail from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:
Computershare Trust Company,
N.A. McEwen Mining Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.
Who is entitled to vote at the annual meeting?
Holders of our common stock at the close of business on April 28, 2025 are entitled to receive the Notice of Annual Meeting of Shareholders and to vote their shares at the annual meeting. As of that date, there were 53,934,510 shares of our common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered in your name with our transfer agent, Computershare, you are the “shareholder of record” of those shares. The Notice of Annual Meeting of Shareholders and this proxy statement and any accompanying materials have been provided directly to you by us.
If your shares are held in a stock brokerage account or by a bank or other nominee/holder of record, you are considered the “beneficial owner” of those shares, and the Notice of Annual Meeting of Shareholders and this proxy statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

How do I vote?
You may vote using any of the following methods:
•
By Internet:   If you are a shareholder of record, you can vote over the Internet at https://www.envisionreports.com/MUX by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card. If you hold your shares through a broker or other intermediary, you should contact your broker to determine if they allow for voting on the internet or by phone.

•
By Telephone:   If you are a shareholder of record, you can vote over the telephone by calling 1-800-652-VOTE (8683) and following the directions.

•
By Mail:   If you have requested or received a proxy or voting instruction card by mail, you can vote by completing, signing and dating the proxy or voting instruction card and returning it in the prepaid envelope. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board.

•
At the Meeting (Virtually):   You may vote your shares at the virtual annual meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet. To register to attend the annual meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your McEwen Mining Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 16, 2025. Please see additional details under “How do I register to attend the annual meeting on the Internet,” above.

Voting by telephone will be available until 3:00 p.m. Eastern Time on the day of the annual meeting. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card.
Your vote is important.   You can save us the expense of a second mailing by voting promptly.
What can I do if I change my mind after I vote?
Submitting your proxy over the Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the annual meeting virtually and to vote electronically during the meeting. The presence at the annual meeting of a shareholder who has submitted a proxy does not in itself revoke a proxy. If you are a shareholder of record, you can revoke your proxy before it is exercised by:
•
giving written notice to the Corporate Secretary of the Company before the day of the meeting;

•
delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•
voting electronically during the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record or registering, attending the meeting and voting electronically during the meeting.
What is “householding” and how does it affect me?
When multiple shareholders have the same address, the SEC permits companies and intermediaries to deliver a single copy of certain proxy materials and the Notice of Internet Availability of Proxy Materials to them. This process is commonly referred to as “householding.” We do not participate in householding, but some brokers may for shareholders who do not take electronic delivery of proxy materials. If your shares are held in a brokerage account and you have received notice from your broker that it will send one copy of the notice or proxy materials to your address, householding will continue until you are notified otherwise or instruct your broker otherwise.
If, at any time, you would prefer to receive a separate copy of the notice or proxy materials, or if you share an address with another shareholder and receive multiple copies but would prefer to receive a single copy, please notify your broker. We will promptly deliver to a shareholder who received one copy of the notice or proxy materials as a result of householding a separate copy upon the shareholder’s written or oral request directed to our investor relations department at (647) 258-0395 ext. 320 or McEwen Mining Inc., 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s annual meeting, you should follow the instructions provided in the notice.
Can I access the proxy materials and the 2024 annual report on the Internet?
Yes, the Notice of Annual Meeting of Shareholders, this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are available at https://www.edocumentview.com/MUX. You will also be able to access the proxy materials at the meeting website during the virtual annual meeting.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange, or “NYSE.”
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under the rules of the NYSE (“NYSE Rules”) to vote your shares on the ratification of the appointment of Ernst & Young LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on any of the other proposals to be considered at the annual meeting and if you do not provide voting instructions to your broker, a broker non-vote will occur and your shares will not be voted on these matters or any other matter that may properly come before the meeting.
What is a quorum for the annual meeting?
As stated in our Second Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws, the presence in person or by proxy of the holders of stock representing at least one-third of the voting power of all shares of our stock issued and outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum. A quorum is the minimum number of shares of our common stock that must be present in person or by proxy to legally convene the annual meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
What are the voting requirements to elect the directors and to approve each of the proposals discussed in this proxy statement?
Proposal	Vote Required
1. Election of directors	Plurality, subject to resignation under Majority Voting Policy if votes “withheld” greater than votes “for”
2. The advisory vote on the compensation of our named executive officers as described in this proxy statement	Majority of the votes cast on the proposal
3. Ratification of the appointment of Ernst & Young LLP	Majority of the votes cast on the proposal
4. The amendment to our Second Amended and Restated Articles of Incorporation	Majority of the votes cast on the proposal

Election of Directors; Majority Voting Policy
Directors are elected by a plurality of the votes cast for the election, subject to our Majority Voting Policy (the “Majority Voting Policy”). The eleven nominees for director who receive the highest number of votes will be elected to the Board of Directors. Any shares not voted for the election, whether due to abstentions, broker non-votes or otherwise, will have no effect on the election of the directors.
Pursuant to our Majority Voting Policy, in the absence of a contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation to the Board. The Compensation, Nominating and Governance Committee of our Board (or, under certain circumstances, another Committee appointed by the Board) will promptly consider that resignation and will recommend to the Board whether to accept the tendered resignation or reject it based on all relevant factors. The Board must then act on that recommendation no later than 90 days following the date of an annual meeting of shareholders. Within four days of the Board’s decision, we must disclose the decision in a Current Report on Form 8-K filed with the SEC that includes a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation.
Say-on-Pay
The affirmative vote of a majority of the votes cast on the proposal at the annual meeting (assuming a quorum is present) is required to approve the advisory vote on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Ratification of the Appointment of Ernst & Young LLP
The affirmative vote of a majority of the votes cast for the proposal is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. Abstentions and broker non-votes will not be treated as votes cast on this proposal and will therefore have no effect on the outcome of this proposal.
Amendment To The Company’s Second Amended And Restated Articles Of Incorporation
The affirmative vote of a majority of the votes cast on the proposal at the annual meeting (assuming a quorum is present) is required to approve the amendment to our Second Amended and Restated Articles of Incorporation. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
How will my shares be voted at the annual meeting?
If you submit your proxy over the Internet or by telephone, or you request a printed proxy card and properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you request a printed proxy card, and properly execute and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote:
•
FOR the election of each of the nominees for director;

•
FOR the resolution approving the compensation of our named executive officers;

•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025; and

•
FOR the amendment to our Second Amended and Restated Articles of Incorporation.

Where Can I Find the Voting Results?
We will publish the voting results by filing a Current Report on Form 8-K, which we will file with the SEC within four business days of our annual meeting.

Could other matters be decided at the annual meeting?
Other than the election of directors, the advisory vote on the compensation of our named executive officers, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025, and the amendment to our Second Amended and Restated Articles of Incorporation, the Board knows of no other matters to be presented at the annual meeting. However, if you return your signed and completed proxy card or vote by telephone or on the Internet and any other business or matters properly come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such matters.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock.
Who will count the votes?
Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspector of election.

PROPOSAL FOR ELECTION OF DIRECTORS
(Proposal 1 on Proxy Card)
The Board of Directors currently consists of nine members. Allen Ambrose, Robin Dunbar and Merri Sanchez are not seeking nomination and reelection. The six remaining directors along with Dalia Asterbadi, Alfred Colas, John Florek, Steve Kaszas, and Michael Melanson have been nominated to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The eleven nominees have indicated that they are willing and able to serve as directors if elected. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.
Directors and Executive Officers
The following table reflects our directors and executive officers as of the date of this proxy statement:
Name	Age	Positions With the Company	Board Position Held Since
Robert R. McEwen	75	Chairman of the Board and Chief Executive Officer	2005
Allen V. Ambrose(1)(2)(5)	68	Director	2012
Richard W. Brissenden(2)(3)	80	Director	2012
Nicolas Darveau-Garneau	56	Director	2023
Robin E. Dunbar(1)(3)(5)	66	Director	2017
Michelle Makori(4)	47	Director	2023
Dr. Merri J. Sanchez(1)(5)	62	Director	2022
William M. Shaver(2)	77	Interim Chief Operating Officer, Director	2021
Ian J. Ball(3)(4)	43	Director	2022
Perry Ing	49	Interim Chief Financial Officer	—
Carmen L. Diges	54	General Counsel and Secretary	—
Stefan M. Spears	43	Vice President, Corporate Development	—
Jeffrey Chan	39	Vice President, Finance	—

(1)
Member of the Compensation, Nominating & Corporate Governance Committee.

(2)
Member of the Environmental, Health & Safety Committee.

(3)
Member of the Audit Committee.

(4)
Member of the Disclosure Committee.

(5)
Not seeking nomination and reelection as director.

All of our directors named above except Mr. McEwen and Mr. Shaver are independent as defined under the NYSE Rules.
The following information summarizes the recent (at least five years) business experience of our officers and directors:
Our Directors
Robert R. McEwen.   Mr. McEwen became the Chairman of our Board of Directors and our Chief Executive Officer on August 18, 2005. Mr. McEwen was also Non-Executive Chairman of Lexam VG Gold Inc. (“Lexam”) from January 2011 to April 2017, at which time we completed the acquisition of Lexam.
Mr. McEwen was Chief Executive Officer of US Gold Corporation from August 2005 to January 2012 (when the name was changed to McEwen Mining Inc.) and was also the President and Chief Executive Officer of Minera Andes Inc. from June 2009 until January 2012, when we completed the acquisition of that entity. He was the Chief Executive Officer of Goldcorp Inc. from June 1986 until February 2005 and the Chairman of that company from 1986 to October 2005. Goldcorp is engaged in the business of exploring for and producing gold and other precious metals and is now part of Newmont Corporation. Our Board believes that Mr. McEwen’s 30+ years of experience in the mining industry, and particularly the experience he developed by guiding Goldcorp from a start-up into a senior gold producer, provides him with the desired skills, attributes and qualifications to serve as a member of our Board.
Richard W. Brissenden.   Mr. Brissenden is a Chartered Professional Accountant (Ontario) and a graduate of the Directors Education Program of the Institute of Corporate Directors with an ICD.D designation, with more than 30 years of experience in the mining and exploration sector. He is presently retired. From December 2013 until April 2018, Mr. Brissenden was a director of Banro Corporation, a Canadian gold mining company with securities traded on the Toronto Stock Exchange (“TSX”) and NYSE American, and served as its Chairman (May 2014 to January 2015; January 2016 to April 2018) and its Executive Chairman (January 2015 to December 2015). He also served as a director of Lexam from January 2011 until April 2017 when it was acquired by McEwen Mining, at which point he continued as a director of McEwen Mining. He previously served as a board member and executive of numerous companies in the mining and mineral exploration sector. The Board believes that Mr. Brissenden’s significant financial experience as a chartered professional accountant and member of numerous public company Audit Committees, as well as significant understanding of and experience in the mining industry, provides the requisite skills and qualifications to serve as a member of our Board.
Nicolas Darveau-Garneau.   Mr. Darveau-Garneau was appointed to the Board effective November 17, 2023. Mr. Darveau-Garneau is an Artificial Intelligence (AI) and digital transformation expert with over 25 years of experience. He was Google’s Chief Evangelist, where he worked with the C-suites of more than 800 of Google’s top customers to help them accelerate their digital transformation. He also worked as Chief Strategy and Growth Officer at Coveo, a leading AI company, and is currently the President of Garneau Digital Advisors.
Mr. Darveau-Garneau has been a technology entrepreneur, investor, and analyst since 1995. He was part of the founding team of msn.com at Microsoft. He co-founded four Internet companies, selling three of them. Nick has also invested in 21 technology companies. He was also a management consultant at McKinsey & Co. and a senior equity analyst at Sanford C. Bernstein, a top-ranked Wall Street firm. He graduated with a Bachelor’s in Mathematics from the University of Waterloo and an MBA from Harvard Business School. Our Board believes that Mr. Darveau-Garneau’s experience as a director on a number of boards and committees, and with expertise in digital transformation, AI governance, and customer experience provides the requisite skills and qualifications to serve as a member of our Board.
Michelle Makori.   Ms. Makori was appointed to the Board effective August 9, 2023. Ms. Makori is an internationally acclaimed broadcast journalist, news anchor, reporter, and producer. She was most recently the Editor-in-Chief and Lead Anchor at Kitco News, focusing on commodities and precious metals. Ms. Makori has worked as an anchor, reporter and producer for Bloomberg, CNN Money, i24News, SABC and CGTN. As an anchor and reporter, Ms. Makori has covered and analyzed the biggest global economic, financial, and geopolitical events of the past two decades. Ms. Makori has interviewed heads of state, CEOs of Fortune 500 companies, and other political, business, and entertainment leaders. Ms. Makori has also served as MC, host and panel moderator for conferences and events around the globe. Ms. Makori holds a Post Graduate Honors Degree in Media Studies and Journalism (with distinction) and a Bachelor of Arts with a double major in Law and Psychology, both from South Africa’s University of the Witwatersrand.
Ms. Makori graduated top of her class from Damelin Business School. Our Board believes that Ms. Makori’s extensive experience in commodities and precious metals, insights into global markets, and corporate disclosure policies align with the strategic goals of the Company and make Ms. Makori an asset to our Board.
William M. Shaver. Mr. Shaver has served as Interim Chief Operations Officer of McEwen Mining since June 2022 and has been a director since September 2021. Mr. Shaver is a seasoned mining executive with over 50 years of management and executive experience in all facets of mine design, construction, and operations. In 1980, he was a founder of Dynatec Corporation, which became one of the leading contracting and mine operating groups in North America. In 2013, he was recognized as the Ernst & Young

Entrepreneur of the Year for his devotion to bringing innovation to the mining industry. Most recently, he served as Chief Operating Officer of INV Metals from 2017 until its sale to Dundee Precious Metals in July 2021. He completed the Technician Program at the Haileybury School of Mines and is a Professional Engineer with a B.Sc. in Mining Engineering from Queens University in Kingston. He is also a designated Independent Corporate Director, having received his ICD.D designation in 2019. His extensive technical knowledge and experience serving in various senior capacities with a wide variety of companies over his tenure provides him with the skills and qualifications to be the Chair of our Environmental Health and Safety Committee as well as a valuable board member.
Ian Ball.   Mr. Ball was elected to the Board of Directors at the 2022 annual meeting. He has spent the majority of his professional career in the mining and natural resource sector. In various executive and management roles, he has been involved in companies focused on precious metal exploration projects in North and South America. He most recently served as the President and CEO of Abitibi Royalties, Inc. a gold royalty company whose shares were quoted on the TSX-V, and Mr. Ball also served on the company’s board of directors. Mr. Ball joined Abitibi Royalties, Inc. in 2014 and served as an officer and director until 2021 when the company was acquired. Prior to his tenure at Abitibi Royalties, Inc., Mr. Ball served as the Company’s President and in other executive officer capacities in addition to officer roles for certain of its subsidiaries. He received a degree from Ryerson University and Durham College. Our Board believes that Mr. Ball’s significant experience in the mining and precious metal exploration industry, and particularly the experience he developed by leading Abitibi Royalties, Inc. and his prior tenure with the Company, provides him with the desired skills, attributes and qualifications to serve as a member of our Board.
The following additional individuals have been nominated to serve on the board:
These individuals were recommended for nomination to the Compensation, Corporate Governance and Nominating Committee by the Chief Executive Officer, with the exception of Mr. Colas who was recommended by another executive officer.
Dalia Asterbadi.   Ms. Asterbadi brings over fifteen years of experience in pioneering technology and strategic development. Ms. Asterbadi currently works as a Philanthropy and Innovation Officer at MemberNova and an Advisor and Technology Evangelist for Giftagram. Ms. Asterbadi started her career by advancing through various roles in marketing, communications, and customer success, ultimately becoming the founder and Chief Data Scientist of Verve.ai, an augmented intelligence automation company. Ms. Asterbadi has focused extensively on applied innovation and the development of intellectual property in emerging technologies, contributing to advancements in data science as early as 2015. She pursued studies in systems engineering at the University of Guelph and in machine learning at Stanford University with a strong emphasis on real-world application. Our Board believes that Ms. Asterbadi’s expertise in technology, innovation, system engineering and customer experience provides the requisite skills and qualifications to serve as a member of our Board.
Alfred Colas.   Mr. Colas is a trilingual finance business executive with over 30 years of leadership experience with public companies including M&A, integrations, financings and management in mining, lumber, renewable energy and private-equity investment organizations, both nationally and in Latin America. Mr. Colas is currently the Chief Financial Officer of Jaguar Mining Inc., a TSX listed company. Starting his career at Pricewaterhouse and J.P. Morgan Canada, Mr. Colas transitioned to Barrick Gold rising up through the operations and corporate finance teams. More recently, Mr. Colas has led financial strategy and execution in the forestry and mining sectors, respectively in the role of Chief Financial Officer of GreenFirst Forest Products Inc. (TSX:GFP) from April 2022 to September 2023, and prior to that, as Chief Financial Officer of Excellon Resources Inc. (NYSE:EXN, TSX:EXN) from October 2020 to March 2022.
Mr. Colas holds his Chartered Accountant and Chartered Professional Accountant designations. He has also successfully completed the Canadian Securities Course and received a Mining Business Administration diploma from the Universidad Adolfo Ibáñez business school in Santiago Chile. Mr. Colas graduated with a Bachelor of Commerce from the University of Toronto in 1992. The Board believes that Mr. Colas’ significant financial experience as a chartered professional accountant and chief financial officer, as well as significant understanding of and experience in the mining industry, provides the requisite skills and qualifications to serve as a member of our Board.

John Florek.   Mr. Florek brings over 35 years of experience in the mining industry as a professional geologist. Throughout his distinguished career, he has held a variety of senior roles in both exploration and production with major companies such as BHP, Placer Dome, Barrick Gold, Teck, and several publicly listed junior exploration companies. His career trajectory led him to prominent leadership positions, including Chief Geologist at Agnico Eagle, Kirkland Lake Gold, and Detour Lake Gold.
Currently, Mr. Florek serves as Chief Executive Officer, President, and Director of Emperor Metals since November 2022, and as Chief Executive Officer, and Director of Sankamap Metals Inc. since June 2022. Prior to these roles, he held the position of Geology Superintendent (Chief Geologist) from January 2016 to September 2022 at Agnico Eagle, Kirkland Lake Gold, and Detour Lake Gold, where he was responsible for overseeing geological operations at major gold mining sites across Canada. He holds a Bachelor of Science in Geology from the University of Maine and a Master of Science in Geology from Queen’s University. The Board is confident that Mr. Florek’s extensive expertise in geology, coupled with his executive leadership and board experience across multiple publicly traded companies, make him exceptionally well-qualified to serve as a member of our Board.
Steve Kaszas.   Mr. Kaszas has over four decades of experience in the financial services industry. A licensed investment advisor in both Canada and the United States, Mr. Kaszas started his career at Burns Fry, quickly rising to become a shareholder. Mr. Kaszas was a senior leader with the Altberg Kaszas Group at BMO Nesbitt Burns until he retired. Mr. Kaszas is a dedicated community advocate and recipient of the Queen Elizabeth II Golden Jubilee Medal. Mr. Kaszas brings a wealth of financial expertise, a global perspective, and a passion for fostering sustainable growth. His ability to navigate complex economic landscapes, coupled with his dedication to integrity and service, makes him a valuable addition to our Board.
Michael Melanson.   Mr. Melanson has been practicing law for over 40 years advising clients on a variety of corporate and securities law matters, with a particular focus on capital markets transactions, including public and private offerings of securities, take-over bids and mergers and acquisitions, acting for clients in a wide range of industries, particularly in the mining industry. Mr. Melanson is currently Of Counsel with Bennett Jones LLP, a role he has held since January 2025 following his retirement as Partner in December 2024. In addition to working in private practice, Mr. Melanson started his early career at the Toronto Stock Exchange and the Ontario Securities Commission. Mr. Melanson has frequently been listed in various directories of top lawyers, including in Chambers Global, Chambers Canada, Who’s Who Legal, Best Lawyers in Canada and Lexpert in the mining and corporate finance & securities practice areas. Mr. Melanson graduated with a Bachelor of Commerce from McMaster University, a Bachelor of Laws from the University of Toronto, and a Master of Business Administration from the University of Toronto. Mr. Melanson’s extensive experience with corporate and securities matters and dealing with clients in the mining sector provide him with the skills and qualifications to be a valuable member of our Board.
Our Officers
In addition to Mr. McEwen and Mr. Shaver (see biography above), the following individuals serve as our executive officers as of the date of this proxy statement:
Perry Ing (Chief Financial Officer).   Mr. Ing has served as Interim Chief Financial Officer of McEwen Mining since June 2022. Mr. Ing is an experienced mining executive who served as Chief Financial Officer of the Company from March 2008 until November 2015. After leaving the Company in 2015, Mr. Ing served as the Chief Financial Officer of Kirkland Lake Gold Inc. from November 2015 until November 2016 and as Chief Financial Officer of Mountain Province Diamonds Inc. from February 2017 to February 2022. Mr. Ing is also a director of Burin Gold Corp., a company with shares traded on the TSX Venture Exchange, and serves as the Chair of their Audit Committee. He is a Certified Public Accountant in the State of Illinois and Chartered Professional Accountant in the Province of Ontario and carries the designation of Chartered Financial Analyst.
Carmen Diges (General Counsel and Secretary).   Ms. Diges was appointed as General Counsel in August 2015. Since at least 2013, she has been in private practice as a partner or principal of various law firms based in Toronto, Canada. She holds a CFA Charter, a Master of Laws (Tax) from Osgoode Hall Law School, a Bachelor of Laws from Dalhousie Law School, as well as a Bachelor of Arts from the University of Toronto.

Stefan Spears (Vice President, Corporate Development).   Mr. Spears served as Vice President of Projects of the Company from 2008 to 2012. From 2012 to 2015, Mr. Spears founded and ran a manufacturing company that made parts for the metal casting industry. After selling that business in 2015, Mr. Spears rejoined the Company in the role of Special Projects with a focus on corporate development and was appointed as the Vice President of Corporate Development in 2019. Mr. Spears holds a B.Sc. degree in civil engineering from Queen’s University in Kingston, Ontario.
Jeffrey Chan (Vice President, Finance).   Mr. Chan was appointed as Vice President of Finance in January 2023. He has over 15 years of experience in finance and accounting in the mining and cannabis industries. He was previously CFO at Andean Precious Metals Corp., Green Sky Labs Inc. and Liberty Health Sciences. Mr. Chan also served as VP Finance at Orvana Minerals Corp., and Controller at Corona Gold Corporation and Ryan Gold Corp. He holds a Bachelor of Commerce degree from the University of Toronto and a Chartered Accountant certification from the Institute of Chartered Accountants of Ontario.
Our officers serve at the pleasure of the Board of Directors.
Vote Necessary to Approve Proposal 1
Directors are elected by a plurality of votes cast for the election of directors (i.e., the eleven candidates receiving the highest number of votes will be elected to the Board of Directors), subject to our Majority Voting Policy. Our Board has adopted a Majority Voting Policy whereby any nominee for director in an uncontested election (i.e., an election in which the number of nominees does not exceed the number of directors to be elected) who receives a greater number of votes “withheld” from his or her election than voted “for” such election will tender his or her resignation for consideration by the Board. In such a circumstance, the Compensation, Nominating Corporate Governance Committee will recommend to our Board the action to be taken with respect to such offer of resignation. The Board is expected to act on such recommendation and disclose its decision within 90 days following the date of the annual meeting.
Shareholders do not have cumulative voting rights in the election of directors. You may vote for any or all of the nominees as directors or withhold your vote from any or all of the nominees as directors. The Board of Directors unanimously recommends a vote FOR all the director nominees listed above, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR APPROVAL OF EXECUTIVE COMPENSATION
(Proposal 2 on Proxy Card)
We ask our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, commonly referred to as a “Say-on-Pay” vote.
We held our last advisory vote on the compensation of our named executive officers at our 2022 annual meeting, and, consistent with the recommendation of the Board, our shareholders approved our executive compensation. At the 2022 annual meeting, our shareholders approved, on an advisory basis, to hold the Say-on-Pay vote every three years. Unless the Board modifies its policy on the frequency of future votes, we expect to have our next Say-on-Pay vote at our 2028 meeting. Since the approval of our executive compensation in 2022, we have not made any material changes to our executive compensation program.
As described more fully under the heading “COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS — Compensation Discussion and Analysis” in this proxy statement, our executive compensation programs are designed to attract, motivate and retain our named executive officers who we believe are critical to our success. The programs are designed to align the interest of our named executive officers with our shareholders and to fairly reward them for creating shareholder value and achieving our business objectives. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related to our company performance and individual performance.
Shareholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which discusses how our executive compensation policies implement our compensation philosophy, and the “Summary Compensation Table” section of this proxy statement, which includes tabular and narrative information about the compensation of our named executive officers. This discussion includes information about fiscal year 2024 compensation of our named executive officers and our executive compensation programs. The Compensation Committee and our Board of Directors believe that these programs are effective in implementing our compensation philosophy and in achieving their goals.
We are asking our shareholders to indicate their support for our executive compensation program as described in this proxy statement. This Say-on-Pay proposal gives our shareholders the opportunity to express their views on our fiscal year 2024 executive compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and procedures described in this proxy statement. Accordingly, we ask our shareholders, on an advisory basis, to approve the following resolution:
RESOLVED, that the shareholders of McEwen Mining Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the proxy statement for the 2025 annual meeting, pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and any related narrative discussion.
The Say-on-Pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board of Directors. However, our Board of Directors and our Compensation Committee value the opinion of our shareholders and to the extent that there is any significant vote against the compensation of the named executive officers as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Necessary to Approve Proposal 2
The affirmative vote of a majority of the votes cast on the proposal at the annual meeting at which a quorum is present is required to approve our executive compensation program. The Board of Directors unanimously recommends a vote FOR the approval of our executive compensation program, as described in the “Compensation Discussion and Analysis” and “Summary Compensation Table” section of this proxy statement, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR RATIFICATION OF AUDITORS
(Proposal 3 on Proxy Card)
Our Audit Committee has appointed the firm Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2025. The Board has directed that management submit the appointment of EY as our independent registered public accounting firm for ratification by our shareholders at the annual meeting. EY has served as our independent registered public accountant since April 2016.
Ratification of the appointment of EY as our independent registered public accounting firm by our shareholders is not required under our Amended and Restated Bylaws or otherwise. However, the Board is submitting this appointment to the shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment of EY, the Audit Committee will not be required to replace EY as our independent registered public accounting firm. In the event of such a failure, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it believes that such a change would be in our and our shareholders’ best interest.
Neither EY, any of its members nor any of its associates, to the best of our knowledge, has any financial interest in our business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as independent accountants. Representatives of EY are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Necessary to Ratify Proposal 3
The affirmative vote of a majority of the votes cast on the proposal (assuming a quorum is present) is required for the ratification of the appointment of the independent registered public accounting firm. The Board of Directors unanimously recommends a vote FOR the ratification of appointment of the independent registered public accounting firm, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
(Proposal 4 on Proxy Card)
The Company is requesting that shareholders approve an amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to change the Company’s name from McEwen Mining Inc. to McEwen Inc. (the “Name Change Amendment”). On April 22, 2025, the Board of Directors adopted resolutions setting forth the proposed amendment to Article I of the Company’s Articles of Incorporation, in the form of articles of amendment to the Articles of Incorporation (the “Articles of Amendment”). The resolutions also provide that the Articles of Amendment be submitted to the shareholders entitled to vote thereon for consideration at the 2025 annual meeting in accordance with the Colorado Business Corporation Act. Specifically, the Articles of Amendment would amend Article I of the Company’s Articles of Incorporation to read as follows:
“The name of the Corporation is McEwen Inc.”
Reasons for the Name Change Amendment
Management of the Company is proposing to change the name of the Company because it believes that “McEwen Mining Inc.” does not adequately reflect other aspects of the Company’s business, incidental to mining, such as innovation and environmental commitment or its extensive exploration and royalty portfolio.
Effects of the Name Change Amendment
If the shareholders approve the proposed Name Change Amendment, it will become effective upon the filing of the Articles of Amendment with the Colorado Secretary of State. The Articles of Amendment would be filed at some time after the 2025 annual meeting.
Our common stock is currently listed for trading on the NYSE under the symbol “MUX.” If the shareholders approve the proposed Name Change Amendment and the name change becomes effective, our common stock will continue to be listed on the NYSE under the symbol “MUX”. The name change will not have any effect on the rights of our existing shareholders. In addition, changing our name will not affect the validity or transferability of stock presently outstanding. Outstanding share certificates of the Company continue to be valid and will not be exchanged. Any new share certificates that are issued after the name change becomes effective will bear the name “McEwen Inc.”
While the name change will cause us to incur certain modest costs, the Board of Directors believes that any potential costs associated with the name change will be minimal and will be outweighed by the benefits of the name change.
The foregoing summary of the material terms of the Name Change Amendment is qualified in its entirety by reference to the Articles of Amendment, which are attached to this proxy statement as Annex A.
Vote Necessary to Ratify Proposal 4
The affirmative vote of a majority of the votes cast on the proposal (assuming a quorum is present) is required to approve the Name Change Amendment. The Board of Directors unanimously recommends a vote FOR the Name Change Amendment, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

CORPORATE GOVERNANCE
Communications to the Board of Directors
Our Board of Directors maintains a policy of reviewing and considering communications from our shareholders and other interested parties. Any interested party who desires to contact the Board of Directors may do so by fax, telephone, electronic or regular mail addressed to the Board of Directors, c/o Carmen Diges, General Counsel and Secretary, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9, telephone (647) 258-0395, ext. 130, or facsimile (647) 258-0408. Such communications can be sent to the Board by mail in a sealed envelope addressed to an individual director, the non-management directors or the full Board. Our General Counsel will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-management directors, to the Chair of the Audit Committee who will report thereon to the non-management directors. The General Counsel will forward the communication to the intended recipient.
Our directors periodically review communications from shareholders and other interested parties and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board.
Board Leadership and Risk Oversight
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the status and direction of the Company and the membership of the Board. The Board has determined that at present, having the Company’s Chief Executive Officer serve as Chair is in the best interest of the Company’s shareholders. This structure makes the best use of Mr. McEwen’s extensive knowledge of the Company and the mining industry, as well as fostering greater communication between the Company’s management and the Board.
Richard Brissenden, the Chair of the Audit Committee of the Board, serves as the presiding director for any meeting of the non-management or independent members of our Board of Directors. See our website at www.mcewenmining.com/investor-relations/corporate-governance for additional information about our corporate governance.
Companies face a variety of risks, including financial reporting, legal, credit, liquidity, reputational and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee in order that we can prepare accordingly, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making.
The Board as a whole oversees risk management after receiving briefings provided by management and advisors, as well as its own analysis and conclusions, regarding the adequacy of the Company’s risk management processes.
Board Committees and Meetings
Our Board of Directors currently maintains a standing (i) Audit, (ii) Compensation, Nominating and Corporate Governance, (iii) Environmental, Health & Safety Committee, and (iv) Disclosure Committee. During the year ended December 31, 2024, the Board of Directors met six times and took action by consent in lieu of a meeting on seven other occasions. No director who served as such in 2024 attended less than 75% of the meetings held during 2024, including Committee meetings of which the director was a member.
Additionally, we hold regular meetings of our non-management directors pursuant to NYSE Rules. During the year ended December 31, 2024, our non-management directors met four times.
While we do not have a formal policy regarding attendance at annual meetings, directors are encouraged to attend the annual meeting of shareholders and receive communications directly from shareholders at that time. All of our then serving directors and director nominees attended the 2024 annual meeting.

Audit Committee
Our Audit Committee is comprised of Richard Brissenden (Chair), Robin Dunbar and Ian Ball. The Audit Committee, among other things, appoints and oversees the independent registered accounting firm that audits our financial statements and assists the Board with oversight of the integrity of our financial statements. The Audit Committee is responsible for reviewing the proposed scope, content and results of the audit performed by the auditors and any reports and recommendations made by them. The Audit Committee also oversees our financial reporting process and is responsible for drafting an annual report to be included in our proxy statement. All of the members of the Audit Committee are independent as defined under the NYSE Rules and Rule 10A-3 of the Exchange Act. The Audit Committee met four times during the last fiscal year. The written charter for the Audit Committee is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.
Our Board of Directors has determined that Richard Brissenden, Chair of the Audit Committee, qualifies as an Audit Committee financial expert in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of Audit Committee functions. Mr. Brissenden acquired these attributes through experience in analyzing financial statements as a member of management of numerous other public companies; through his experience as a director and audit committee member for other public companies; and, through his formal education, including qualification as a Chartered Professional Accountant in the Province of Ontario, Canada and a graduate of the Director’s Education Program of the Institute of Corporate Directors with an ICD.D designation.
Audit Committee Report
The Audit Committee of the Board of Directors is pleased to present this Audit Committee Report:
We have reviewed and discussed the audited consolidated financial statements of McEwen Mining Inc. for the year ended December 31, 2024 with management and have discussed with Ernst & Young LLP (“EY”), our independent accountants for 2024, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, with respect to those statements. We have received the written disclosures and the letter from EY regarding EY’s independence in accordance with the applicable requirements of the PCAOB and have discussed with EY its independence in connection with its audit of our most recent financial statements. Based on these reviews and discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024.
Fees for audit services and related expenses include fees associated with the annual audit, integrated audit of internal controls over financial reporting, reviews of our quarterly reports on Form 10-Q, and assistance with and review of documents filed with the SEC. The following table sets forth fees paid to EY for the years ended December 31, 2024 and December 31, 2023:
	2024	2023
Audit Fees	$2,280,515	$1,496,370
Audit-Related Fees	—	—
Tax Fees	—	195,915
All Other Fees	—	—
Total Fees	$2,280,515	$1,211,506
Tax Fees consisted of consulting fees related to filing the 2022 U.S. and Canadian corporate tax returns.
It is the policy of the Audit Committee to engage the independent registered public accounting firm selected to conduct the financial audit for our company and to confirm, prior to such engagement, that such independent registered public accounting firm is independent of the Company. Also, in keeping with its policy that all services provided by the independent registered public accounting firm be pre-approved, the fees reflected above were pre-approved by the Audit Committee.
Richard Brissenden (Chair and member)
Robin Dunbar (member)
Ian Ball (member)
Compensation, Nominating and Corporate Governance Committee
The Compensation, Nominating and Corporate Governance Committee combines the functions formerly served by the Compensation Committee and the Nominating and Corporate Governance Committee, which were combined in 2022 as a result of complete overlap in the members of each committee. As such, it is responsible for reviewing and approving the compensation of our executive officers and directors and our general compensation, benefits and perquisites policies and practices, including, without limitation, our incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Committee approval). The Committee is also responsible for reviewing and approving the goals and objectives relevant to the compensation of our Chief Executive Officer and reviewing and making recommendations to the Board with regard to the compensation of our directors. The Committee may delegate to our Chief Executive Officer the responsibility for reviewing the compensation of our named executive officers other than the Chief Executive Officer. However, any recommendations by the Chief Executive Officer are submitted to, reviewed by and approved by the Committee.
The Committee is also responsible for periodically reviewing the size and composition of the Board and its committee structure, identifying individuals that it believes are qualified to become members of the Board based on criteria approved by the Board, recommending nominees to the Board for the next annual meeting of shareholders, overseeing new director orientation and training and recommending and reviewing the corporate governance principles applicable to our directors, officers and employees.
The Committee will consider director candidates nominated by shareholders in accordance with our Amended and Restated Bylaws and will apply the same criteria to shareholder recommendations as it does to other nominees considered by the Committee. A shareholder who wishes to recommend a prospective director nominee should send a letter directed to the Compensation, Nominating and Corporate Governance Committee, c/o Carmen Diges, General Counsel, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
Such letter must be signed and dated and submitted to us by the date mentioned in this proxy statement under the heading PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS. The following information must be included in or attached to the letter:
•
name and address of the shareholder making the recommendation;

•
proof that the shareholder was the shareholder of record, and/or beneficial owner of common stock as of the date of the letter;

•
the name, address, resume of the recommended nominee and other information described in our Amended and Restated Bylaws relating to the nominee, including all relationships which would be required in a proxy statement for which proxies are solicited; and

•
the written consent of the recommended nominee to serve as a director if so nominated and elected.

Specific minimum qualifications for directors and director nominees which the Committee believes must be met in order to be so considered include management experience, exemplary personal integrity and reputation, sound judgment, and sufficient time to devote to the discharge of his or her duties.
If vacancies are anticipated or otherwise arise, the Committee considers candidates for director suggested by members of the Board, management, shareholders and other parties. The Committee evaluates new nominees based on criteria including, but not limited to, independence, diversity of experience compared to other directors, age, skills, experience, diligence, potential conflicts of interest, time availability, and if warranted, may interview the nominee in person or via the telephone. There are presently no differences in the manner in which the Committee evaluates nominees for director, whether the nominee is recommended by a shareholder or any other party.
The Committee is currently comprised of Allen Ambrose (Chair), Robin Dunbar, and Merri Sanchez. All of the directors presently serving on the Committee are independent as defined in the NYSE Rules. The Committee met five times during the last fiscal year. A current copy of the Compensation, Nominating and Corporate Governance Committee Charter is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance. The charter is reviewed annually and updated as necessary or appropriate.
Compensation Committee Report
The Compensation, Nominating and Corporate Governance Committee is pleased to present the following Committee report:
We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon this discussion, the Compensation, Nominating and Corporate Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted,
Allen Ambrose (Chair and member)
Robin Dunbar (member)
Merri Sanchez (member)
Compensation Committee Interlocks and Insider Participation
During 2024, the Compensation, Nominating and Corporate Governance Committee was comprised of Allen Ambrose (Chair), Robin Dunbar, and Merri Sanchez. No member of the Compensation, Nominating and Corporate Governance Committee served as an officer or employee of McEwen Mining during 2024 or was formerly an officer or employee of McEwen Mining or had any relationship requiring disclosure under the related party transaction rules promulgated by the SEC. We are not aware that any relationships existed during 2024 where any of our executive officers served as a member of the compensation committee of another entity whose executive officers served on our Board of Directors or Compensation, Nominating and Corporate Governance Committee or where any of our executive officers served as a director of another entity whose executive officers served on this Committee.
Environmental, Health & Safety Committee
The purpose of the Environmental, Health & Safety Committee is to assist the Board of Directors in fulfilling its oversight responsibilities including, but not limited to: establishing and reviewing environmental, health and safety policies; overseeing the management and implementation of systems necessary for compliance with the policies; monitoring the effectiveness of policies, systems and processes; monitoring trends; and, reviewing and monitoring the overall environmental, health and safety performance of McEwen Mining. The Committee consists of Messrs. William Shaver, who serves as Chair, Allen Ambrose and Richard Brissenden, and met four times during the last fiscal year.
A current copy of the Environmental, Health & Safety Committee Charter is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance. The charter is reviewed annually and updated as necessary or appropriate.
Disclosure Committee
The Disclosure Committee was formed on August 4, 2024. The purpose of the Disclosure Committee is to assist the Board in fulfilling its disclosure responsibilities by establishing and maintaining disclosure controls and procedures including oversight of strategy, investor relations outreach, and media relations. This includes, but is not limited to communicating press releases, written statements made in annual and quarterly reports, communications to shareholders, documents filed with the securities regulatory authorities, communications made during investor conferences, speeches made by senior management, oral statements made in the course of meetings or calls with securities markets professionals, shareholders, media or other external audiences, websites and social media communications to its shareholders, the media and members of the investment community.
The Committee consists of Ian Ball, who serves as Chair, and Michelle Makori. The Disclosure Committee met four times during the last fiscal year.
Board Diversity
The Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Compensation, Nominating and Corporate Governance Committee annually reviews the individual skills and experience of the directors, as well as the composition of the Board as a whole, and strives to nominate individuals with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s businesses. This assessment includes consideration of independence, diversity, age, skills, expertise, time availability, and industry backgrounds in the context of the needs of the Board and the Company. The Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board.
Family Relationships
There are no family relationships among any of our directors, director nominees, or executive officers.
Insider Trading Policy
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted an Insider Trading and Disclosure Policy applicable to all officers, directors, and employees of the Company. Such policy governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, and their affiliated entities, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading and Disclosure Policy, including any amendments thereto, is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
Other Corporate Governance
We maintain a Code of Business Conduct and Ethics and a set of Corporate Governance Guidelines.
The Code of Business Conduct and Ethics is applicable to all directors, officers and employees, and sets forth our policies and procedures with respect to the conduct of our business. Some examples of conduct addressed in our ethics code include conflict of interest situations, anti-corruption, fair dealing with others, confidentiality, and compliance with laws and regulations. The Corporate Governance Guidelines further articulate how we will conduct ourselves through our Board of Directors and the qualifications and expectations for the Board. A current copy of these documents is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation Discussion and Analysis
The individuals who served as our principal executive officer and principal financial officer during the year ended December 31, 2024, the individuals who were among our three most highly compensated executive officers serving as such as of the end of 2024 (who were not our principal executive officer and principal financial officer), and up to two individuals who would have been among our three most highly compensated executive officers but for the fact that those individuals were not serving as an executive officer at the end of 2024, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis.
Overview of Compensation Philosophy, Objectives and Policies
Our goal in designing our executive and employee compensation is to achieve three principal objectives. First, the program is intended to be fully competitive so that we may attract, motivate and retain talented executives and key employees. Second, the program is intended to create an alignment of interests between our executives and key employees, on the one hand, and our shareholders, on the other, such that a portion of each executive’s or key employee’s compensation consists of awards of stock options or restricted stock grants. In this manner, if the price of our stock increases over time, our executive officers, key employees and our shareholders will benefit. The compensation program is designed to reward performance that supports our principles of building long-term shareholder value and may also recognize individual performance from time to time which the Compensation Committee believes contributes to the success of our company. Third, we believe our compensation program should reflect our corporate culture, which includes carefully managing operating expenses, including compensation, and rewarding executives and other employees in the event that McEwen Mining is successful. To promote this culture, our executives receive what we believe to be competitive base salaries and are eligible to receive bonuses in the event their performance merits such bonuses and McEwen Mining is successful in achieving its strategic targets. Executives may also earn significant gains from equity awards in the event of an increase in the price of our common stock. Our corporate culture also emphasizes teamwork, especially among our executive officers. To encourage teamwork, we structure executive compensation (particularly base salary and bonus amounts) at similar levels for similarly situated members of our executive team. We do not believe our compensation program creates incentives for our employees to engage in risk-taking behavior that would likely have a significant adverse impact on our company.
Our shareholders overwhelmingly approved the compensation of our named executive officers at our 2022 annual meeting. Further, at that meeting, our shareholders agreed to hold an advisory vote on our executive compensation once every three years. As a result, we have not made any significant changes to our compensation philosophy or policies for 2024. While the adoption of the McEwen Mining Inc. 2024 Equity and Incentive Plan (the “2024 Plan”), approved by our shareholders at our 2024 Annual Meeting, offers us greater flexibility in the types of awards we can issue to our directors, executive officers and employees, the policies guiding granting of awards in 2024 were consistent with those used in recent years.
Elements and Mix of Compensation
Our present compensation structure for the named executive officers generally consists of salary and incentive compensation. The incentive component consists of a short-term cash portion and a long-term equity portion. We believe the present structure achieves our compensation objectives.
The compensation of our named executive officers is designed to be competitive so that we may attract and retain talented executives. Discretionary bonus compensation is designed to reward individual performance and recognize the achievement of corporate objectives. The long-term equity portion of the compensation of the named executive officers is designed to align the interests of the executives and key employees with our shareholders by encouraging equity ownership through awards of stock options to executive officers and key employees and to motivate our named executive officers and other key employees to contribute to an increase in shareholder value. While equity ownership is highly encouraged, we do not presently have a policy that requires our named executive officers or directors to own shares of our stock.
We have adopted a policy for our employees, including our senior executive officers, and directors which prohibits short sales of our common stock (with the exception of such sales in connection with exercise of stock options), options trading, and hedging transactions with regard to our common stock. This policy applies whether or not the equity securities were acquired through our compensation program.
Determining Executive Compensation
Generally, the Compensation Committee (now, Compensation, Nominating and Corporate Governance Committee) meets in January each year to review and recommend to the Board the level of compensation for the named executive officers and key employees for the current year. In establishing our executive compensation, the Compensation Committee consults with our senior management, including our Chief Executive Officer. Our Chief Executive Officer reports to the Committee regarding the individual performance of the other named executive officers. Additionally, the Committee considers recommendations from the named executive officers regarding incentive compensation for key employees who report to that executive officer. The Board also reviews compensation in December and considers cash bonuses at that time as it can review the performance of relevant individuals for the prior fiscal year.
Our consideration of base salary for the named executive officers has traditionally been based upon a review of broad-based information obtained from third parties to obtain an understanding of current compensation practices.
With regard to the other named executive officers, our Chief Executive Officer recommends the form and amount of compensation that he deems appropriate for the respective individuals. He believes that the base salary of the named executive officers should be competitive and should be augmented with discretionary cash bonuses. He believes that the base salary should generally be within the range of perceived peers for comparable positions, but in the lower percentile of those peers, and in line with our status as a relatively smaller metal producer.
The Compensation Committee, in establishing compensation for 2024, did not target a specific percentile in the perceived range of comparative information for each individual executive or for each component of compensation. Instead, the Compensation Committee structured a total compensation package in view of the perceived information and such other factors specific to the executive, including level of responsibility, prior experience, expectations of future performance and our corporate culture. The Compensation Committee uses its judgment in identifying comparative information.
As discussed in more detail below, in 2024, each executive received compensation comprised of a base salary, and was eligible for an equity award. The amount of compensation allocated to each element of compensation is determined on a case-by-case basis. We do not have a specific policy for allocating between long-term and currently paid-out compensation, or policies for allocating between cash and non-cash compensation.
Cash bonuses are a form of short-term incentive compensation which may be recommended by the Compensation Committee in its discretion, based on individual and overall company performance. There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives. The Compensation Committee, with recommendations from the Chief Executive Officer, determines and recommends the amounts and timing of any bonus awards.
The long-term equity compensation component of our compensation program is comprised of stock option awards and makes up a significant part of our named executive officers’ compensation package. Under our 2024 Plan, we are authorized to make grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards to the officers, directors and key employees of our company, including the named executive officers. Effective January 2010, the Board adopted a policy that requires all stock options awarded be subject to a minimum vesting period of three years beginning one year from the date of grant. The stock options are priced at or above the closing market price of our common stock on the grant date, which is the date the Board approves the award, unless circumstances such as non-public material information require a later date. The Committee also takes into consideration the potential tax consequences to the recipient and to our company when determining the form of award. Due to our status as a smaller producer, and our need to conserve working capital to reinvest in our business, our compensation structure is weighted more toward performance bonuses and/or equity compensation and less toward base salary.

Specific Compensation Decisions
During 2024, Robert McEwen, our Chief Executive Officer, was paid a salary of $1, which has been his salary since 2017. Prior to that time, for the entire time he has served as our Chief Executive Officer, he has declined any salary. Mr. McEwen refused any salary to demonstrate his alignment with the interest of the other shareholders of our company.
Our remaining executive officers received base salaries during 2024 in accordance with their respective written employment agreements or as otherwise agreed with our Company. The Compensation Committee believes that these base salaries were appropriate in light of each of those officer’s area of responsibility and level of experience and were reasonable in the industry based on information possessed by members of the Committee from experience within our industry. Consistent with our compensation policies, there were increases to the base salaries of all named executive officers during 2024 in respect of cost of living adjustments. Certain of our officers, including Mr. Ing and Mr. Shaver, have agreed to defer payment of their salaries and are expected to receive shares of stock to satisfy deferred amounts.
We do not use a formula or set a timeline in determining the amount of equity awards for our named executive officers. Instead, the Compensation Committee exercises its judgment and discretion and considers, among other things, the role and responsibility of the executive, competitive factors, the amount of stock- based equity compensation already held by the executive, the performance of our common stock, the estimated value of the equity awards, non-equity compensation received by the executive, and the total number of shares to be granted to participants during the year. In view of the overwhelming support that we received from the advisory vote on our executive compensation at our 2022 annual meeting, we did not make any material changes to our compensation policies, programs or decisions for 2024. While the adoption of the 2024 Plan offers us greater flexibility in the types of awards we can issue to our directors, executive officers and employees, the policies guiding granting of awards in 2024 were consistent with those used in recent years.
Additional benefits provided to executive officers and key employees as part of their compensation packages include health, life and disability insurance. To the extent the named executive officers participate in these programs, they do so generally on the same basis as our other employees. Our named executive officers do not receive perquisites, and we do not maintain any non-equity incentive plans or deferred compensation plans.
Equity Grant Timing Consideration
Equity awards are granted to executives at the discretion of the Compensation Committee and generally are made around the end of the 2nd and 4th quarters of the Company’s fiscal year. The Compensation Committee may approve grants to be effective at any time, including in connection with the hiring of an executive. The Compensation Committee did not take material non-public information into account when determining the timing and terms of equity awards in 2024, and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In 2024, no stock options were granted to any named executive during the period beginning four business days before our filing of a Form 10-Q, Form 10-K, or Form 8-K that discloses material non-public information (other than a Form 8-K disclosing a material new option award grant under Item 5.02(e)) and ending one business day after the filing of such report.

Summary Compensation Table
The following table sets forth the total compensation paid by us during the last three completed fiscal years to our named executive officers:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Robert R. McEwen Chairman and Chief Executive Officer	2024	1		—	—	4,907	4,907
	2023	1		16,887	336,330	5,838	342,169
	2022	1		—	—	3,585	3,586
Perry Ing(3)(5) Interim Chief Financial Officer	2024	243,503	98,455	—	—	5,771	347,730
	2023	222,595	36,076	34,161	168,165	—	443,722
	2022	230,743	—	—	—	—	230,743
William Shaver(4) Chief Operating Officer	2024	321,929	122,292	—	—	146	444,367
	2023	289,420	13,852	—	201,798	—	539,231
	2022	287,140	—	—	—	—	287,140
Stefan Spears(5) Vice President – Corporate Development	2024	180,775	72,707	—	—	10,760	264,242
	2023	178,659	175,000	4,886	67,266	13,434	439,245
	2022	152,452	—	—	—	9,882	162,334
Jeff Chan(5) Vice President – Finance	2024	193,503	72,459	—	—	10,989	276,951
	2023	170,978	50,000	—	67,266	10,459	298,703
	2022	—	—	—	—	—	—

(1)
Calculated using the Black-Scholes option pricing model. Please see Note 13 to the consolidated financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2024 for a description of certain assumptions made in connection with the valuation of these option awards.

(2)
Amounts paid to the named executive officers represent payment or reimbursement for life insurance, health benefits, and travel unless otherwise stated.

(3)
Mr. Ing was appointed interim Chief Financial Officer effective June 6, 2022.

(4)
Mr. Shaver was appointed interim Chief Operating Officer effective June 6, 2022.

(5)
Portions of Messrs. Ing, Spears, and Chan are, or were, paid in Canadian dollars. The compensation reflected for them in the Summary Compensation Table has been converted to U.S. dollars using the average exchange rate for the applicable years as published by the Bank of Canada. For 2024 the average exchange rate was $0.7302 to C$1.00; for 2023, the average exchange rate was $0.7409 to C$1.00; and for 2022, the average exchange rate was $0.7685 to C$1.00.

Employment Agreements
The named executive officers received salaries as provided by the terms of their respective employment agreements or as otherwise agreed with the Company. None of the current named executive officers other than Messrs. Ing and Spears have written employment agreements with us.
On May 24, 2019, we entered into an employment agreement with Stefan Spears. As stated in the agreement, he is entitled to receive a base annual salary of C$190,000 and entitled to participate in all employee benefit plans and long-term equity incentive plans accordingly with other senior executive officers of our company. As of December 31, 2024, Mr. Spears’ base annual salary was C$249,600. If Mr. Spears is terminated without cause, he would be entitled to notice equal to six months, plus an additional month for each year of service, up to a maximum of twelve months or pay in lieu of such notice. Pay in lieu of notice includes all remuneration, including salary, benefits coverage, stock or share options, and all bonus entitlements that Mr. Spears would have been entitled to during the notice period. The calculation of such bonus shall be based on the average bonus received over the past two years.
Further to Mr. Spears’ agreement, he is eligible to receive an annual bonus of up to 40% of his base salary, payable in cash or stock of the company at a time in the amount as determined by the Board in its sole discretion.
The employment agreement also includes confidentiality provisions that apply during and after the term of employment. Mr. Spears is prohibited from disclosing or using any confidential information, except to the extent such disclosure or use is directly related to and required by the performance of his duties under the agreement.
Effective May 15, 2022, we entered into a consulting agreement with Perry Ing, our interim Chief Financial Officer (“Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Ing (through his wholly-owned entity, 2085594 Ontario Inc.) agreed to serve as a consultant to the Company and is paid $1,500 per day, not to exceed $75,000 during the initial three month term of the Consulting Agreement without prior approval from the Company. The terms of the Consulting Agreement have been continued for the duration of Mr. Ing’s tenure. Mr. Ing serves as an independent contractor and therefore is not entitled to any severance or other benefits from the Company.
Effective January 9, 2023, we entered into an employment agreement with Jeffrey Chan. As stated in the agreement, he was entitled to receive a base annual salary of C$225,000 and entitled to participate in all employee benefit plans and long-term equity incentive plans accordingly with other senior executive officers of our company. As of December 31, 2024, Mr. Chan’s base annual salary was C$265,200. If Mr. Chan is terminated without cause, he would be entitled to notice equal to three weeks plus an additional week for each year of service up to a maximum of twelve weeks or pay in lieu of such notice. Pay in lieu of notice includes salary and benefits coverage that Mr. Chan would have been entitled to during the notice period. Such termination benefits provided under Mr. Chan’s employment agreement are contingent upon his compliance with specific restrictive covenants, including (i) a non-solicitation covenant effective during employment and for 18 months following termination; (ii) a non-disparagement covenant that applies during and after employment; (iii) a requirement to sign and comply with a release of claims as a condition to receiving any termination benefits that exceed the statutory minimum entitlements under the Employment Standards Act (ESA). Failure to comply with these covenants or to execute the release form within the required timeframe, will result in Mr. Chan receiving only his minimum entitlements under the ESA, with no additional contractual or common law payments.
Further to Mr. Chan’s agreement, he is eligible to participate in the Company’s bonus plan. As at December 31, 2024, he was eligible for an annual bonus of up to 40% of his base salary, payable in cash or stock of the company at a time in the amount as determined by the Board in its sole discretion.

GRANTS OF PLAN BASED AWARDS
The grants of plan based awards under our 2021 Plan to each named executive officer during the year ended December 31, 2024 are as follows:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)
Perry Ing	06/14/2024	—	—	—	—	—	—	3,221(2)	—	—	33,370
Perry Ing	06/14/2024	—	—	—	—	—	—	20,111(3)	—	—	208,350
William Shaver	06/14/2024	—	—	—	—	—	—	4,014(2)	—	—	41,585
William Shaver	06/14/2024	—	—	—	—	—	—	34,014(3)	—	—	352,385
Stefan Spears	06/14/2024	—	—	—	—	—	—	2,503(2)	—	—	25,931
Jeffrey Chan	06/14/2024	—	—	—	—	—	—	1,675(2)	—	—	17,353

(1)
All options are subject to a vesting schedule which requires that the named executive remain an employee of or consultant to the Company in order to exercise such options on the respective vesting date. The target amounts shown in the table represent the maximum number that may be earned if the vesting schedule is satisfied.

(2)
Represents shares of our common stock issued as bonus shares under our 2021 Plan. Each share was valued at $10.36 at the time of grant.

(3)
Represents shares of our common stock issued in lieu of cash compensation. Each share was valued at $10.36 at the time of grant.

The grants of plan based awards under our 2024 Plan to each named executive officer during the year ended December 31, 2024 are as follows:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)
Perry Ing	12/27/2024	—	—	—	—	—	—	2,107(2)	—	—	16,687
Perry Ing	12/27/2024	—	—	—	—	—	—	13,151(3)	—	—	104,156
William Shaver	12/27/2024	—	—	—	—	—	—	4,014(2)	—	—	31,791
William Shaver	12/27/2024	—	—	—	—	—	—	34,014(3)	—	—	269,391
Stefan Spears	12/27/2024	—	—	—	—	—	—	1,249(2)	—	—	9,892
Jeffrey Chan	12/27/2024	—	—	—	—	—	—	778(2)	—	—	6,162

(1)
All options are subject to a vesting schedule which requires that the named executive remain an employee of or consultant to the Company in order to exercise such options on the respective vesting date. The target amounts shown in the table represent the maximum number that may be earned if the vesting schedule is satisfied.

(2)
Represents shares of our common stock issued as bonus shares under our 2024 Plan. Each share was valued at $7.92 at the time of grant.

(3)
Represents shares of our common stock issued in lieu of cash compensation. Each share was valued at $7.92 at the time of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The outstanding equity awards for each of our named executive officers as of December 31, 2024 are as follows:
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Robert R. McEwen	50,000	—	—	12.50	9/28/2025	—	—	—	—
Robert R. McEwen	33,333	66,667	—	7.10	6/28/2028	—	—	—	—
Perry Ing	16,666	33,334	—	7.10	6/28/2028	—	—	—	—
William Shaver	10,000	—	—	13.10	11/03/2026	—	—	—	—
William Shaver	23,333	46,667	—	7.10	6/28/2028	—	—	—	—
Stefan Spears	12,600	—	—	12.50	9/28/2025	—	—	—	—
Stefan Spears	6,666	13,334	—	7.10	6/28/2028	—	—	—	—
Jeffrey Chan	6,666	13,334	—	7.10	6/28/2028	—	—	—	—

(1)
All options vest in equal installments over three years beginning on the first anniversary of the grant date.

OPTION EXERCISES AND STOCK VESTED
There were no options exercised or stock vested by or on behalf of any of any of our named executive officers during the year ended December 31, 2024.

PENSION BENEFITS
None of our named executive officers participates in a plan that provides for payments or other benefits at, following, or in connection with retirement.

NON-QUALIFIED DEFERRED COMPENSATION
None of our named executive officers participated in or had account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us during fiscal year 2024.

CEO PAY RATIO
As mandated by SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our Chief Executive Officer (“CEO”), Robert R. McEwen, to the annual total compensation of our median employee.
In accordance with the methodology set forth below, we have determined that the 2024 annual total compensation of the median employee who was employed as of December 31, 2024, excluding the CEO, was $78,000. Our CEO’s annual total compensation for 2024, as reported in the Summary Compensation Table above, was $4,907. Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees other than the CEO was 16 to 1. This pay ratio is a reasonable estimate calculated in accordance with SEC rules.
We selected December 31, 2024 as the date on which to determine our median employee. As of that date, our employee population consisted of 424 individuals working at the Company or any of our wholly-owned subsidiaries. To identify the median employee:
•
We used a cash compensation measure consistently applied to all employees, which included each employee’s gross earnings, consisting of cash base salary or wages plus overtime and cash bonus paid under our short-term incentive plan. We also consistently excluded non-cash compensation, such as non-cash bonus.

•
For employees that partially worked during the 2024 year, we annualized the compensation received but did not adjust for part-time status.

•
The cash compensation for our employees was derived from our payroll records and from payroll records maintained by our wholly-owned subsidiaries, in each case, for the period from January 1, 2024 through December 31, 2024. For payroll records held in a foreign currency, we used the average foreign exchange rate to the U.S. dollar, reported by the Federal Reserve or the national bank of the country, for the period from January 1, 2024 through December 31, 2024.

After identifying the median employee, we determined such employee’s annual total compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required by SEC rules. This calculation is the same calculation used to determine total compensation for purposes of the 2024 Summary Compensation Table with respect to each of the named executive officers.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions, and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices (including compensation of the CEO) or regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

PAY VERSUS PERFORMANCE
As required by and in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following disclosure summarizes the relationship between executive compensation actually paid by the Company and our financial performance over the last five years:
	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(1)(6)		AVERAGE SUMMARY COMPENSATION TABLE FOR NON-PEO NEOS(2)	AVERAGE SUMMARY COMPENSATION ACTUALLY PAID FOR NON-PEO NEOS(2)(6)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON		NET INCOME(4) (MILLIONS)		AISC PER OUNCE(5)
Year						TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN(3)
2024	$4,907	-$	2,810	$333,322	$359,771	$78.98	$131.48	-$	43.69	$1,799.15
2023	$342,169		$377,758	$465,977	$460,061	$73.20	$116.03		$55.30	$1,615.30
2022	$3,586	-$	69,110	$336,661	$294,413	$46.14	$109.14	-$	81.08	$1,687.88
2021	$3,706	-$	46,710	$280,593	$235,417	$69.80	$123.37	-$	56.71	$1,634.69
2020	$206,693		$175,377	$285,439	$265,340	$77.56	$104.4	-$	152.33	$2,077.47

(1)
In his capacity as Chief Executive Officer, Mr. McEwen is included as our Principal Executive Officer (“PEO”) for 2024, 2023, 2022, 2021 and 2020. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.

(2)
In 2024, the Non-PEO NEOs comprises Mr. Ing, Mr. Shaver, Mr. Spears, and Mr. Chan. In 2023, the Non-PEO NEOs comprises Mr. Ing, Mr. Shaver, Ms. Diges, and Mr. Spears. In 2022, the Non-PEO NEOs comprises Mr. Ing (prorated based on June 6, 2022 Interim CFO start date), Mr. Shaver (prorated based on June 6, 2022 COO start date), Stephen McGibbon, Michael Meding (prorated based on February 11, 2022 start date), Anna Ladd-Kruger (prorated based on June 3, 2022 CFO end date) and Peter Mah (prorated based on June 3, 2022 COO end date). In 2021, the Non-PEO NEOs comprises Ms. Ladd-Kruger, Mr. Mah, Mr. McGibbon (prorated based on April 10, 2021 start date), Ruben Wallin (prorated based on April 12, 2021 hire date), Steven Woolfenden (prorated based on March 23, 2021 end date) and Andrew Iaboni (prorated based on January 22, 2021 end date). In 2020, the Non-PEO NEOs comprises Ms. Ladd-Kruger (prorated based on September 29, 2020 CFO start date), Mr. Mah (prorated based on April 2, 2020 COO start date), Meri Verli (prorated based on July 28, 2020 CFO end date), Mr. Woolfenden, Chris Stewart (prorated based on March 18, 2020 COO end date), Sylvain Guerard (prorated based on August 21, 2020 end date) and Mr. Iaboni.

(3)
Peer Group TSR comprises the NYSE Composite Index.

(4)
Represents Company Net Income as disclosed in the Company’s Annual Report on Form 10-K for the respective years.

(5)
All-in sustaining costs (AISC) per ounce is a US Non-GAAP measure consisting of cash costs, plus accretion of retirement obligations and amortization of the asset retirement costs related to operating sites, environmental rehabilitation costs for mines with no reserves, sustaining exploration and development costs, sustaining capital expenditures and sustaining lease payments. Our all-in sustaining costs exclude the allocation of corporate general and administrative costs. The sum of all-in sustaining costs is divided by the corresponding gold equivalent ounces sold to determine a per ounce amount.

(6)
“Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to non-PEO NEOs” reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

Reconciliation
	PEO							OTHER NEO AVERAGE
ADJUSTMENTS	2024		2023		2022	2021	2020	2024		2023		2022	2021	2020
Summary Compensation Table Total		$4,907		$342,169	$3,586	$3,706	$206,693		$333,322		$465,977	$336,661	$280,593	$285,439
Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table		$—		$—	$—	$—	$—		$—		$17,662	$—	$—	$—
Deduction for amounts reported in “Option Awards” column of the Summary Compensation Table		$—		$336,330	$—	$—	$203,232		$—		$126,124	$—	$28,642	$46,038
Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding		$—		$375,080	$—	$—	$171,916		$—		$140,655	$10,091	$24,283	$33,094
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the FY		$—		$—	$—	$—	$—		$—		$—	$—	$—	$—
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding		$(12,977)		$(10,468)	$(72,696)	$(50,416)	$—		$24,344		$(2,785)	$(2,090)	$(12,656)	$(7,155)
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY		$5,259		$7,307	$—	$—	$—		$2,104		$731	$—	$—	$—
Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	$		$		$—	$—	$—		$—		$—	$50,249	$28,161	$—
Addition in respect of any dividends accrued or other earnings paid during applicable FY prior to vesting date of underlying award	$		$		$—	$—	$—		$—		$—	$50,249	$—	$—
Addition of incremental fair value of in respect of any options or SARS modified during the FY	$		$		$—	$—	$—	$		$		$—	$—	$—
Deduction for values reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table	$		$		$—	$—	$—	$		$		$—	$—	$—
Addition for the Service Cost attributable to services rendered during the FY	$		$		$—	$—	$—	$		$		$—	$—	$—
Addition for the prior Service Cost in respect of a plan amendment or initiation during the FY	$		$		$—	$—	$—	$		$		$—	$—	$—
Compensation Actually Paid		$(2,810)		$377,758	$(69,110)	$(46,710)	$175,377		$359,771		$460,061	$294,413	$235,417	$265,340

Relationship Between Pay and Performance
Below are graphs showing the relationship of “compensation actually paid” (“CAP”) to our PEO and the average for our non-PEO NEOs in 2020, 2021, 2022, 2023 and 2024 relative to (i) AISC per ounce, (ii) the total shareholder return of our common stock and the common stock of our peer group, and (iii) our net income.

$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
Compensation Actually Paid
$2,500
$2,000
$1,500
$1,000
$500
$0
AISC per ounce
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
AISC per ounce

$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
Compensation Actually Paid
$140
$120
$100
$80
$60
$40
$20
$0
Total Shareholder Return
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
Total Shareholder Return
Peer Shareholder Return

$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
Compensation Actually Paid
$100M
$50M
$0M
-$50M
-$100M
-$150M
-$200M
Net Income
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
Net Income

Financial Performance Measures
The Company’s performance metric targets include the following:
•
All-in Sustaining Costs (AISC)

•
Reserve/Resource Replacement Ratio

•
Production Actuals vs Guidance

DIRECTOR COMPENSATION
In November 2005, we established a compensation program for our non-executive directors, which provides cash payments to those directors in addition to long-term incentive equity awards. In 2024, directors received fees of $40,000 annually for their service and additional amounts for Committee service. The Committee service amounts range from $2,000 to $10,000 annually, depending on the Committee and whether the individual takes on additional responsibility as Chair. The directors may also receive cash bonuses from time to time in circumstances where they serve on special committees or undertake additional activities in addition to their usual duties. The compensation received by our directors for the year ended December 31, 2024 is as follows:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
Allan Ambrose	45,000	—	—	—	—	45,000
Robin Dunbar	40,000	—	—	—	—	40,000
William Shaver	45,000	—	—	—	—	45,000
Richard Brissenden	50,000	—	—	—	—	50,000
Ian Ball	47,500	—	—	—	—	47,500
Merri Sanchez	40,000	—	—	—	—	40,000
Michelle Makori	40,000	—	—	—	—	40,000
Nicolas Darveau-Garneau	40,000	—	—	—	—	40,000

(1)
Directors fees were paid in Canadian dollars. The compensation reflected for them in the Summary Compensation Table has been converted to U.S. dollars using the average exchange rate for the applicable years as published by the Bank of Canada. For 2024 the average exchange rate was $0.7302 to C$1.00.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Procedures and Policies
We consider “related party transactions” to be transactions between our company and (i) a director, officer, director nominee or beneficial owner of greater than five percent of our stock; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our directors or officers is also a director or officer or has a material financial interest.
The Audit Committee is vested with the responsibility of evaluating and approving any potential related party transaction, unless a special committee consisting solely of independent directors (as defined in the NYSE Rules) is appointed by the Board of Directors. Policies and procedures for related party transactions are set forth in our Corporate Governance Guidelines and Audit Committee Charter, both of which are available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.
Transactions with Related Parties
Secured Credit Agreement:   On August 10, 2018, we completed a $50.0 million Secured Term Credit Agreement (as amended, the “Credit Agreement”) with certain lenders. On June 25, 2020, the Credit Agreement was amended to, among other things, substitute a new lender and administrative agent and extend the due date of principal payments under the Agreement. Evanachan Limited (“Evanachan”), an entity over which Mr. McEwen exercises voting and investment control participated as a lender for $25.0 million of the total $50.0 million term loan under the terms of the Credit Agreement.
Subsequent Loan by McEwen Affiliate:   On March 31, 2022, we borrowed an additional $15 million from Evanachan in the form of an unsecured note (the “Note”). The note bears interest at the rate of eight percent per year, payable monthly, and is due and payable in full September 30, 2025.
2023 Amendment to and Restatement of Credit Agreement:   On May 23 2023, we amended and restated the Credit Agreement to (i) remove Sprott Private Resource Lending II (Collector), LP (“Sprott”) as agent and lender under the Credit Agreement as we had paid the $25 million in principal and all accrued interest owed to Sprott, (ii) replace Sprott with Evanachan as agent and (iii) classify the Note from Evanachan as an advance under the Credit Agreement and add it as an obligation thereunder such that the amount due under the Credit Agreement has been reduced from $50 million to $40 million ($25 million remaining from Evanachan’s initial loan under the Credit Agreement and $15 million originally due under the Note), and the Note was been cancelled. During the year ended December 31, 2024, we paid Evanachan $3.9 million in interest. On January 31, 2025, we entered into Amendment No. 1 to the Third Amended and Restated Credit Agreement, which extended the loan facility maturity to August 31, 2028 (98 months from the original credit agreement’s effective date) without novation, and also updated provisions on permitted debt, notices, severability, and governing law, in consideration for shares valued at the 30-day volume-weighted average trading price of the Company’s common stock on the NYSE as of March 31, 2025. The current rate per annum is 9.75% per annum and the outstanding amount is $20 million, after the repayment of $20 million and $112,192 in accrued interest, on February 21, 2025.
Legal Services:   During the year ended December 31, 2024, legal fees of C$231,038 were incurred with REVlaw, a company owned by Carmen Diges, General Counsel of the Company. The services of Ms. Diges as General Counsel and other attorneys are provided by REVlaw. Ms. Diges has agreed to defer the payment of certain amounts owed and is expected to accept shares in lieu of cash payments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of April 28, 2025, there were a total of 53,934,510 shares of our common stock outstanding. The following table describes the beneficial ownership of our voting securities as of April 28, 2025, by: (i) each of our named executive officers and directors; (ii) all of our executive officers (whether or not named executive officers) and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. In calculating the percentage ownership for each shareholder, we assumed that any options or warrants owned by an individual and exercisable within 60 days are exercised, but not the options or warrants owned by any other individual. Unless otherwise stated, all ownership is direct and the address of each individual or entity is the address of our executive office, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Footnote Reference	Percentage
Robert McEwen (includes shares held by 2190303 Ontario Inc.)	8,302,100	(1)(2)	15.4%
2190303 Ontario Inc	8,183,487	(2)	15.2%
Allen Ambrose	60,946	(1)(3)	*
Richard Brissenden	15,833	(1)(4)	*
Nicolas Darveau-Garneau	8,951	(1)(5)	*
Robin Dunbar	19,301	(1)(6)	*
Michelle Makori	7,766	(1)(7)	*
Merri Sanchez	9,999	(1)(8)	*
William M. Shaver	130,566	(1)(9)	*
Ian Ball	9,322	(1)(10)	*
Perry Ing	47,475	(1)(11)	*
Carmen Diges	59,079	(1)(12)	*
Stefan Spears	22,266	(1)(13)	*
Jeffrey Chan	8,155	(1)(14)	*
All officers and directors as a group (13 persons)	8,701,759	(15)	16.1%

*
Less than one percent.

(1)
Officer or Director.

(2)
Includes (i) 35,280 shares owned by Mr. McEwen’s spouse, of which he disclaims beneficial ownership; (ii) 8,183,487 shares owned by 2190303 Ontario Inc., an Ontario corporation, over which Mr. McEwen exercises sole voting and investment control; and (iii) 83,333 shares underlying stock options held my Mr. McEwen directly which are exercisable within 60 days of the date of this proxy statement. Mr. McEwen has the sole voting power over 8,266,820 shares of common stock, shared voting power over 35,280 shares of common stock, sole dispositive power over 8,266,820 shares of common stock and shared dispositive power over 35,280 shares of common stock.

(3)
Includes 15,833 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(4)
Includes 7,500 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(5)
Includes 6,666 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(6)
Includes 1,523 shares held by a corporation over which Ms. Dunbar has sole voting and investment power. Also includes 15,833 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(7)
Includes 6,666 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(8)
Includes 9,999 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(9)
Includes 33,333 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(10)
Includes 6,666 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(11)
Includes 16,666 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(12)
Includes 12,500 shares held by corporations over which Ms. Diges has sole voting and investment power. Includes 27,666 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(13)
Includes 19,266 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(14)
Includes 6,666 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(15)
Includes 256,093 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

Changes in Control
We know of no arrangement or events, including the pledge by any person of our securities, which may result in a change in control of our company.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS
Set out below is information as of December 31, 2024 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price per share of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	832,614	$8.84	5,917,714
TOTAL	832,614	$8.84	5,917,714
The number of securities shown in the table above as remaining available for future issuance is net of securities previously issued and exercised.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS
We anticipate that the next annual meeting of shareholders will be held in June 2026. Any shareholder who desires to submit a proposal for inclusion in the proxy materials related to the next annual meeting of shareholders must do so in writing in accordance with our Amended and Restated Bylaws, and it must be received at our principal executive offices no later than January 5, 2026 in order to be considered for inclusion in the proxy statement for the 2026 annual meeting of shareholders. Shareholders who intend to present a proposal at the 2026 annual meeting of shareholders without including such proposal in the 2026 proxy statement must provide us with a notice of such proposal no sooner than February 19, 2026 and no later than March 21, 2026 (provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after June 19, 2026, notice by the shareholder must be so delivered, or mailed and received, not less than ninety (90) nor more than one hundred twenty (120) calendar days before the 2026 annual meeting, or not more than ten (10) calendar days following the day on which public announcement of the date of the 2026 annual meeting is first made by us). For proposals sought to be included in our proxy statement, the proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 20, 2026 and must also comply with all other requirements of Rule 14a-19 under the Exchange Act.
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.
Our common stock is listed on the NYSE and the TSX under the symbol “MUX.”
ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report to the SEC on Form 10-K for the year ended December 31, 2024, including financial statements and schedules, and copies of any of the exhibits referenced therein, are available to shareholders without charge upon written request to Carmen Diges, General Counsel and Secretary, at 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
OTHER MATTERS
The Board of Directors knows of no other business to be presented at the annual meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.
By Order of the Board of Directors

DATE: April 30, 2025	ROBERT R. MCEWEN Chairman and Chief Executive Officer

ANNEX A
ARTICLES OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
MCEWEN MINING INC.
Pursuant to Section 7-110-103 of the Colorado Business Corporation Act, McEwen Mining Inc., a Colorado corporation (the “Corporation”), adopts the following Articles of Amendment to its Second Amended and Restated Articles of Incorporation and hereby certifies as follows:
1.
The name of the Corporation is MCEWEN MINING INC.

2.
The board of directors of the Corporation duly approved the following amendment to the Second Amended and Restated Articles of Incorporation and recommended it for approval by the shareholders of the Corporation on April 21, 2025 and the shareholders of the Corporation duly approved said amendment on June 19, 2025.

3.
The Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended as follows:

a.
The title thereof is hereby amended and restated in its entirety as follows:

“SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
MCEWEN INC.”
b.
Article I thereof is hereby amended and restated in its entirety as follows:

ARTICLE I
NAME
The name of the Corporation is McEwen Inc. (the “Corporation”)
4.
The remainder of the Second Amended and Restated Articles of Incorporation, as previously amended, shall remain unchanged and in full force and effect.

5.
The effective date of these Articles of Amendment shall be the date of filing with the Colorado Secretary of State.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment this [•] day of June 2025.
MCEWEN MINING INC.
By:
Name:
Carmen Diges

Title:
General Counsel and Secretary

01 - Robert R. McEwen 02 - Dalia Asterbadi 03 - Ian J. Ball 04 - Richard W. Brissenden05 - Alfred Colas 06 - Nicolas Darveau-Garneau 07 - Steve Kaszas 08 - Michelle Makori09 - Michael Melanson 10 - John Florek 11 - William M. Shaver010203040506070809Mark here to vote FOR all nominees1UPXFor All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.Mark here to WITHHOLD vote from all nominees1011Proposals — THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2, 3, AND 4.A045DJC2. To approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers.1. Election of Directors:ForAgainstAbstainPlease sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give fulltitle as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) —
Please print date below.Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.4. To approve the amendment to the Company’s Second Amended and Restated Articles of Incorporation to change its name to McEwen Inc.Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q5. Other Business;To transact such other business as may properly come before the meeting or any adjournment thereof.MMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345652355If no electronic voting,delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extMR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TMMMMMMMYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/MUX or scan the QR code — login details are located in the shaded bar below.Your vote matters – here’s how to vote!Save paper, time and money!Sign up for electronic delivery at www.envisionreports.com/MUXPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/MUXTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, having duly received the Notice of Annual Meeting and the proxy statement dated April 30, 2025, hereby revokes any and all proxiespreviously granted and appoints Robert R. McEwen and Carmen L. Diges or either of them, as proxies (each with the power to act alone and with the powerof substitution and revocation) to represent the undersigned and to vote, as designated herein, all shares of common stock of McEwen Mining Inc. held ofrecord by the undersigned on April 28, 2025, at the Annual Meeting of Shareholders to be held on June 19, 2025 at 3:00 p.m. Eastern Time virtually atmeetnow.global/MYY6V4K, and at any adjournment thereof.This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED DIRECTORS, FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025 AND FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO MCEWEN INC.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE OR IF YOU ARE ELIGIBLE FOR AND PREFERINTERNET OR TELEPHONE VOTING, PLEASE RETURN YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.(Items to be voted appear on reverse side)IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.Proxy — McEwen Mining Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below.The 2025 Annual Meeting of Shareholders of McEwen Mining Inc. will be held onThursday, June 19, 2025 at 3:00 p.m. ET, virtually via the internet at meetnow.global/MYY6V4K.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.

01 02 03 04 05 06 07 08 09Mark here to vote FOR all nominees1 U P XFor All EXCEPT - To withhold a vote for one or more nominees, mark thebox to the left and the corresponding numbered box(es) to the right.Mark here to WITHHOLD vote from all nominees10 1101 - Robert R. McEwen 02 - Dalia Asterbadi 03 - Ian J. Ball 04 - Richard W. Brissenden05 - Alfred Colas 06 - Nicolas Darveau-Garneau 07 - Steve Kaszas 08 - Michelle Makori09 - Michael Melanson 10 - John Florek 11 - William M. ShaverProposals — THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THEA NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2, 3, AND 4.045DKC2. To approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers.1. Election of Directors:For Against AbstainPlease sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give fulltitle as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the yearending December 31, 2025.4. To approve the amendment to the Company’s Second Amended and Restated Articles of Incorporation to change its name toMcEwen Inc.Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q5. Other Business;To transact such other business as may properly come before the meeting or any adjournment thereof.MMMMMMMMMMMMMMMMMMMMM 6 5 2 3 5 5Proxy — McEwen Mining Inc.q

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, having duly received the Notice of Annual Meeting and the proxy statement dated April 30, 2025, hereby revokes any and all proxiespreviously granted and appoints Robert R. McEwen and Carmen L. Diges or either of them, as proxies (each with the power to act alone and with the powerof substitution and revocation) to represent the undersigned and to vote, as designated herein, all shares of common stock of McEwen Mining Inc. held ofrecord by the undersigned on April 28, 2025, at the Annual Meeting of Shareholders to be held on June 19, 2025 at 3:00 p.m. Eastern Time virtually atmeetnow.global/MYY6V4K, and at any adjournment thereof.This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXYWILL BE VOTED FOR THE LISTED DIRECTORS, FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATIONOF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025 AND FOR THEAPPROVAL OF THE AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO MCEWEN INC.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE OR IF YOU ARE ELIGIBLE FOR AND PREFERINTERNET OR TELEPHONE VOTING, PLEASE RETURN YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.(Items to be voted appear on reverse side)